EXHIBIT 99.2

              UNAUDITED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

         SZM Distributors, Inc. ("SZMD" or the "Registrant") entered into an Agreement and Plan of Merger (the "Agreement") dated November 12, 2003 with TNX Television, Inc. ("TNX") and SZMD Acquisition II, Inc. ("Acquisition Subsidiary"). Acquisition Subsidiary was a wholly-owned subsidiary of the Registrant prior to the transaction. TNX conducts its operations with and through its wholly-owned subsidiary, TNCI UK Ltd., a corporation registered under the laws of England and Wales. On November 13, 2003 (i) Acquisition Subsidiary was merged with and into TNX with TNX becoming the surviving corporation, (ii) the stockholders of TNX exchanged all of the issued and outstanding shares of TNX at a one for one ratio for 28,665,924 shares of the Registrant's common stock, (iii) the holders of options and warrants to acquire 6,334,076 shares of TNX's common stock exchanged their options and warrants for options and warrants to acquire 6,334,076 shares of the Registrant's common stock, and (iv) the 1,000 issued and outstanding shares of Acquisition Subsidiary common stock were converted into 1,000 shares of TNX common stock, with TNX becoming a wholly-owned subsidiary of the Registrant. The transaction will be accounted for as a reverse acquisition whereby, for accounting purposes, TNX will be considered the accounting acquirer and the historical financial statements of TNX will become the historical financial statements of the Registrant.

         TNX's former stockholders, including warrant holders, acquired direct and indirect beneficial ownership and control of 28,665,924 newly issued shares of the Registrant's common stock or approximately 67% of the Registrant's outstanding common stock.

         In conjunction with the merger, the Registrant completed a $1,000,000 equity private placement of 4,000,000 shares of the Registrant's common stock at $.25 per share. The private placement was issued pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended. The proceeds were used to satisfy outstanding liabilities of SZMD and to provide working capital for the combined entity.

         The remaining 10,000,000 shares, or approximately 23%, continue to be held by the Registrant's prior stockholders.

         The following Pro Forma Consolidated Balance Sheet presents the Registrant's Consolidated Balance Sheet at September 30, 2003 as if the merger had taken place on that date. Proceeds from the October 2003 private placement, net of expenses of the offering, have been included in the Pro Forma Consolidated Balance Sheet as if the cash had been received on September 30, 2003.

         Pro Forma Statements of Operations for the period ended September 30, 2003 and the year ended June 30, 2003 have been presented as if the combined entities had been consolidated at the beginning of each period presented.

                             SZM DISTRIBUTORS, INC.
                  UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2003

                                                                                TNCI UK, LTD
                                                                SZM            (A DEVELOPMENT
                                                         DISTRIBUTORS, INC.   STAGE ENTERPRISE)    ADJUSTMENTS       TOTAL
                                                         ------------------   -----------------    -----------    -----------
                        Assets                                   (e)                 (e)
Current assets
        Cash                                                  $      92                   --[b]    $   888,037    $   888,129
        Prepaid expenses and VAT recoverable                         --          $   138,617                --        138,617
        Advances to stockholders                                  1,500                   --                --          1,500
                                                              ---------          -----------       -----------    -----------

Total  current assets                                             1,592              138,617           888,037      1,028,246

Property and equipment, net                                          --              394,699                --        394,699
                                                              ---------          -----------       -----------    -----------

Total Assets                                                  $   1,592          $   533,316       $   888,037    $ 1,422,945
                                                              =========          ===========       ===========    ===========

    Liabilities and Stockholders' Equity (Deficiency)

Current liabilities
        Bank overdraft                                               --          $    37,192                --    $    37,192
        Accounts payable and accrued expenses                 $  18,554            1,228,620                --      1,247,174
        Notes payable                                            50,000              857,305[c]    $  (857,305)        50,000
                                                              ---------          -----------       -----------    -----------

Total liabilities                                                68,554            2,123,117          (857,305)     1,334,366
                                                              ---------          -----------       -----------    -----------

Stockholders' equity (deficiency)

        Common stock                                             42,837                6,384[a]        (39,221)        42,666
                                                                                            [b]          4,000
                                                                                            [c]         28,666

        Additional paid-in capital                               14,547            4,651,149[a]         39,221      6,293,247
                                                                                            [b]        884,037
                                                                                            [c]        828,639
                                                                                            [d]       (124,346)

        Accumulated deficit                                    (124,346)          (6,375,631)[d]       124,346     (6,375,631)

        Accumulated other comprehensive income                                       128,297                          128,297
                                                              ---------          -----------       -----------    -----------

Total stockholders' equity (deficiency)                         (66,962)          (1,589,801)        1,745,342         88,579
                                                              ---------          -----------       -----------    -----------

Total liabilities and stockholder's equity (deficiency)       $   1,592          $   533,316       $   888,037    $ 1,422,945
                                                              =========          ===========       ===========    ===========

a   = Redemption,  at no cost, of 32,837,000 shares of SZM Distributors,  Inc.
      reducing outstanding shares to 10,000,000 and elimination of TNCI UK,Ltd common stock

b   = Private  placement  offering of  4,000,000  shares of SZM  Distributors,
      Inc., par value $.001,at $.25 per share, net of issuance costs of $111,963.

c   = Exchange  of  28,665,924  shares of SZM  Distributors,  Inc.,  par value
      $.001, for debt and common stock of TNCI UK, Ltd.

d   = Elimination of accumulated deficit and additional paid in capital of SZM
      Distributors, Inc.

e   = Historical unaudited balance sheets.

                             SZM DISTRIBUTORS, INC.
             UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 2003

                                                               TNCI UK, LTD
                                               SZM            (A DEVELOPMENT
                                         DISTRIBUTORS, INC.   STAGE ENTERPRISE)  ADJUSTMENTS         TOTAL
                                         ------------------   ----------------   -----------      ------------
                                                (a)                  (b)
Sales                                         $     --          $        --          $ --         $         --

Direct Expenses                                     --               44,260            --               44,260

                                              --------          -----------          ----         ------------

Gross loss                                          --              (44,260)           --              (44,260)
                                              --------          -----------          ----         ------------

Operating expenses
    Salary and employee related costs               --              892,566            --              892,566
    General and administrative                  42,398            1,634,520            --            1,676,918

                                              --------          -----------          ----         ------------

Total operating expenses                        42,398            2,527,086            --            2,569,484
                                              --------          -----------          ----         ------------

Loss from operations                           (42,398)          (2,571,346)           --           (2,613,744)
                                              --------          -----------          ----         ------------

Other income (expenses)
    Interest expense                                --               (3,711)           --               (3,711)
    Interest income                                 --                2,513            --                2,513

                                              --------          -----------          ----         ------------
Total other income (expense), net                   --               (1,198)           --               (1,198)

                                              --------          -----------          ----         ------------

Net loss                                      $(42,398)         $(2,572,544)         $ --         $ (2,614,942)
                                              ========          ===========          ====         ============

Basic and diluted loss per share                                                                  $      (0.06)
                                                                                                  ============

Weighted average shares outstanding                                                                 42,665,924
                                                                                                  ============

a  =    Historical unaudited Statements of Operations

b  =    Historical audited Statement of Operations

                             SZM DISTRIBUTORS, INC.
                  UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2003

                                                                              TNCI UK, LTD
                                                               SZM           (A DEVELOPMENT
                                                         DISTRIBUTORS, INC.  STAGE ENTERPRISE)       ADJUSTMENTS          TOTAL
                                                         ------------------  -----------------       -----------       -----------
Assets                                                          (e)                 (e)
Current assets
        Cash                                                 $     128          $127,865[b]          $   888,037       $ 1,016,030
        Prepaid expenses and VAT recoverable                        --               76,250                   --            76,250
        Advances to stockholders                                 1,500                   --                   --             1,500
                                                             ---------          -----------          -----------       -----------

Total  current assets                                            1,628              204,115              888,037         1,093,780

Property and equipment                                              --               45,971                   --            45,971
                                                             ---------          -----------          -----------       -----------

Total Assets                                                 $   1,628          $   250,086          $   888,037       $ 1,139,751
                                                             =========          ===========          ===========       ===========

          Liabilities and Stockholders Equity (Deficiency)

Current liabilities
        Accounts payable and accrued expenses                $  26,666          $   604,423          $        --       $   631,089


        Note payable                                            30,000              446,299[c]          (446,299)           30,000
                                                             ---------          -----------          -----------       -----------

Total liabilities                                               56,666            1,050,722             (446,299)          661,089
                                                             ---------          -----------          -----------       -----------

Stockholders' equity (deficiency)

        Common stock                                            42,837                6,384[a]           (32,837)           42,666
                                                                                           [b]             4,000
                                                                                           [c]            22,282

        Additional paid in capital                              13,997            4,513,149[a]            32,837         5,756,165
                                                                                           [b]           884,037
                                                                                           [c]           424,017
                                                                                           [d]          (111,872)

        Accumulated deficit                                   (111,872)         (5,474,544)[d]           111,872        (5,474,544)

        Accumulated other comprehensive income                                      154,375                                154,375
                                                             ---------          -----------          -----------       -----------

Total stockholders' equity (deficiency)                        (55,038)            (800,636)           1,334,336           478,662
                                                             ---------          -----------          -----------       -----------

Total liabilities and stockholders' equity (deficiency)      $   1,628          $   250,086          $   888,037       $ 1,139,751
                                                             =========          ===========          ===========       ===========

a   = Redemption,  at no cost, of 32,837,000 shares of SZM Distributors,  Inc.
      reducing outstanding shares to 10,000,000.

b   = Private  placement  offering of  4,000,000  shares of SZM  Distributors,
      Inc., par value $.001, net of issuance costs of $111,963.

c   = Issuance  of  28,665,924  shares of SZM  Distributors,  Inc.,  par value
      $.001, in exchange for debt and common stock of TNCI UK, Ltd.

d   = Elimination of accumulated deficit and additional paid in capital of SZM
      Distributors, Inc.

e   = Historical unaudited balance sheets.